HealthExtras


For Immediate Release                          Contact:
---------------------
                                               Aaron Finch
                                               301-548-2900
                                               AFinch@HealthExtras.com

                HEALTHEXTRAS REPORTS RECORD FIRST QUARTER RESULTS
                                                                 - - -
         Earnings, Revenues, Operating Margins Consistent with Guidance

ROCKVILLE, MD, April 29, 2003 -- HealthExtras, Inc. (NASDAQ: HLEX), a pharmacy benefit management company, today announced its financial results for the first quarter ended March 31, 2003.

First Quarter Highlights
------------------------

 - Net income for the first quarter 2003 was $1.9 million or $.06 per share, a 221% increase over comparable first quarter 2002 earnings of $584,000.
 - Revenues for the first quarter 2003 totaled $91.7 million, a 68% increase over comparable first quarter 2002 revenues of $54.7 million.
 - Over2.0 million prescriptions were processed during the quarter and total earnings before interest, taxes, depreciation, and amortization (EBITDA) were $3.8 million.

"Overall, we are pleased with the Company's financial  performance," said David
T. Blair, Chief Executive Officer of HealthExtras. "While year over year increases in revenues and earnings are significant, it is also important to note that EBITDA increased by 36% sequentially from fourth quarter 2002 results."

The first quarter results are consistent with management's expectations, and the Company confirms that it is on track to achieve its previously stated 2003 financial guidance of approximately $375 million in revenues and earnings of $.30 per share.

"During the first quarter, we made significant progress towards the integration of PNNC, which has led to additional sales and marketing opportunities as well as the offering of enhanced clinical and data analysis programs to PNNC clients," added Blair. "We continue to execute our strategy of providing our clients with the tools, information, and expertise needed to offer the best drug therapies to their membership at the lowest net cost."

About HealthExtras (www.healthextras.com)
-----------------------------------------
HealthExtras, Inc., a pharmacy benefit management company, currently provides benefits to over two million members and the Company's clients include managed care organizations, large employer groups, unions, government agencies and individual consumers.

The Company's integrated pharmacy benefit management services include: claims processing, mail order services, benefit design consultation, drug utilization review, formulary management and drug data analysis services. Additionally, the Company operates a national retail pharmacy network with over 53,000
participating   pharmacies.

This press release contains forward-looking information. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in HealthExtras' filings with the Securities and Exchange Commission.

Financial Information Follows:

                                    - more -



HealthExtras, Inc.
Balance Sheet Information as of March 31, 2003
----------------------------------------------

Assets

Current assets:
Cash and cash equivalents .................................       $  23,947,271
Accounts receivable .......................................          40,472,122
Income taxes receivable ...................................           2,111,533
Deferred income taxes .....................................           1,286,313
Deferred charges ..........................................           2,160,361
Other current assets ......................................           1,333,275
                                                                  -------------

    Total current assets ..................................          71,310,875

Fixed assets, net .........................................           3,711,380
Deferred income taxes .....................................           2,576,152
Intangible assets, net ....................................          13,981,762
Goodwill ..................................................          33,666,142
Restricted cash ...........................................           1,000,000
Other assets ..............................................             873,494
                                                                  -------------

Total assets ..............................................       $ 127,119,805
                                                                  =============
Liabilities and stockholders' equity

Current liabilities:
Accounts payable ..........................................       $  42,697,757
Accrued expenses and other current liabilities ............           2,006,010
Deferred revenue ..........................................           4,871,443
                                                                  -------------

    Total current liabilities .............................          49,575,210
                                                                  -------------

Notes payable .............................................          16,000,000
                                                                  -------------

      Total liabilities ...................................          65,575,210
                                                                  -------------

Stockholders' equity:
Common stock ..............................................             323,768
Additional paid-in capital ................................          70,589,898
Retained deficit ..........................................          (9,369,071)
                                                                  -------------

    Total stockholders' equity ............................          61,544,595
                                                                  -------------

Total liabilities and stockholders' equity ................       $ 127,119,805
                                                                  =============

                                    - more -


 Income Statement
                                                   For the quarter         For the quarter
                                                 ended March 31, 2002    ended March 31, 2003

 Revenue ........................................   $ 54,652,255              $ 91,734,861
                                                    ------------              ------------

 Direct expenses ................................     44,658,086                82,460,106
 Selling, general & administrative ..............      9,421,601                 6,068,919
                                                    ------------              ------------

   Total operating expenses .....................     54,079,687                88,529,025
                                                    ------------              ------------

   Operating income .............................        572,568                 3,205,836

 Interest income (expense), net .................         56,132                  (148,780)
                                                    ------------              ------------
 Income before minority interest and income taxes        628,700                 3,057,056

Minority interest ...............................         44,992                        --

Provision for income taxes ......................             --                 1,183,000
                                                    ------------              ------------

Net income ......................................   $    583,708              $  1,874,056
                                                    ============              ============

EPS - basic .....................................   $       0.02              $       0.06
EPS - diluted ...................................   $       0.02              $       0.06

Weighted average common shares ..................         32,027                    32,337
basic (in thousands)

Weighted average common shares ..................         32,076                    32,507
diluted (in thousands)



                                     # # #